Goodwill and Other Intangible Assets	12 Months Ended
Dec. 31, 2012
Goodwill and Other Intangible Assets
3.	GOODWILL AND OTHER INTANGIBLE ASSETS

The following table presents the activity in goodwill by reporting segment for the years ended December 31, 2012 and 2011, in thousands:

	Unified	Communication
	Communications	Services	Consolidated
Balance at January 1, 2011	$843,558	$823,513	$1,667,071
Accumulated impairment losses	—	(37,675)	(37,675)

Net balance at January 1, 2011	843,558	785,838	1,629,396
Acquisitions	124,989	16,839	141,828
Acquisition accounting adjustments	—	(3,023)	(3,023)
Foreign currency translation adjustment	(5,565)	(1)	(5,566)

Balance at December 31, 2011	962,982	837,328	1,800,310

Accumulated impairment losses	—	(37,675)	(37,675)

Net balance at December 31, 2011	962,982	799,653	1,762,635
Acquisitions	—	49,723	49,723
Acquisition accounting adjustments	970	43	1,013
Foreign currency translation adjustment	3,383	97	3,480

Balance at December 31, 2012	967,335	887,191	1,854,526
Accumulated impairment losses	—	(37,675)	(37,675)

Balance at December 31, 2012	$967,335	$849,516	$1,816,851

The excess of the acquisition costs over the fair value of the assets acquired and liabilities assumed for the purchase of HyperCube was assigned to goodwill based on preliminary estimates. We are in the process of completing the acquisition accounting for certain intangible assets and liabilities. The process of completing the acquisition accounting involves numerous time consuming steps for information gathering, verification and review. We expect to finalize this process within twelve months following the acquisition date.

The Company tests goodwill for impairment at the reporting unit level (one level below an operating segment) on an annual basis in the fourth quarter, or more frequently if management believes indicators of impairment exist. Goodwill of a reporting unit is tested for impairment between annual tests if an event occurs or circumstances change that would more-likely-than-not reduce the fair value of a reporting unit below its carrying amount. Impairment testing results performed during the fourth quarter of 2012, indicated that the fair value of each of our reporting units as calculated during the step one analysis exceeded the carrying value and therefore we were not required to perform step two analysis for the year ended December 31, 2012.

During 2010, the Company identified impairment indicators in one of our reporting units, our traditional direct response business (marketed as “West Direct”). As a result of these impairment indicators and the results of impairment tests performed using the discounted cash flows model, goodwill with an aggregate net carrying value of $37.7 million was written down to their fair value of zero. The impairment charge primarily resulted from the decline in revenue in 2010 and continued general decline in the direct response business. These events caused us to revise downward our projected future cash flows for this reporting unit. The impairment charge was recorded in SG&A and was non-deductible for tax purposes.

During 2012, we completed the acquisition accounting for Unisfair, TFCC, POSTcti, WIPC, Contact One and PivotPoint with no significant changes required to our provisional acquisition accounting estimates.

During 2011, we completed the purchase price allocation for the acquisitions of TuVox Incorporated (“TuVox”), Specialty Pharmacy Network, Inc. and Holly Australia Pty Ltd. As a result of the TuVox finalization, goodwill was reduced $3.0 million, primarily due to deferred tax adjustments.

Other intangible assets

Below is a summary of the major intangible assets and weighted average amortization periods for each identifiable intangible asset, in thousands:

	As of December 31, 2012			Weighted Average
Intangible assets	Acquired Cost	Accumulated Amortization	Net Intangible Assets	Amortization Period (Years)
Client Relationships	$544,273	$(382,359)	$161,914	9.5
Technology & Patents	120,606	(57,768)	62,838	8.7
Trade names	47,110	—	47,110	Indefinite
Trade names (finite-lived)	27,319	(16,760)	10,559	4.3
Other intangible assets	15,898	(12,647)	3,251	4.3

Total	$755,206	$(469,534)	$285,672

	As of December 31, 2011			Weighted Average
Intangible assets	Acquired Cost	Accumulated Amortization	Net Intangible Assets	Amortization Period (Years)
Client Relationships	$538,154	$(341,236)	$196,918	9.2
Technology & Patents	131,446	(61,098)	70,348	10.3
Trade names	47,110	—	47,110	Indefinite
Trade names (finite-lived)	26,690	(12,423)	14,267	4.3
Other intangible assets	14,452	(9,948)	4,504	4.6

Total	$757,852	$(424,705)	$333,147

Amortization expense for finite-lived intangible assets was $65.8 million, $61.7 million and $61.3 million for the years ended December 31, 2012, 2011 and 2010, respectively. Estimated amortization expense in millions for the next five years for the intangible assets acquired in all acquisitions completed by us on or prior to December 31, 2012 is as follows:

2013	$53.7 million
2014	$43.5 million
2015	$34.9 million
2016	$25.9 million
2017	$19.8 million

The trade name intangible asset for three acquisitions (InterCall in 2003, Intrado, Inc. (“Intrado”), in 2006 and TeleVox in 2007) have been determined to have an indefinite life based on management’s current intentions. If factors were to change that would indicate the need to assign a finite life to these assets, we will do so and will commence amortization. During the fourth quarter of 2012, we performed our annual impairment analysis for these trade names using the relief-from-royalty methodology. No trade names were determined to be impaired during 2012.

In December 2012, we sold certain patents with a net carrying amount of $4.2 million.

During 2011, it was determined that the use of Positron and ConferenceCall.com as trade names, previously considered indefinite lived, should be changed to a finite life as current customers are moved toward greater recognition of the Intrado brand name for the next generation of Public Safety services and the InterCall brand name for Unified Communications services.

The following table summarizes the finite-lived intangible assets acquired in the acquisitions made since January 1, 2011:

(Amounts in thousands)	Customer Relationships	Technology	Non-Compete Agreements	Trade Names	Total	Amortization Period (Years)	Amortization recorded in
							2012	2011
2012 Acquisition:
HyperCube	$13,800	$4,300	$450	$560	$19,110	3 to 19	$7,873	$—
2011 Acquisitions:
PivotPoint	$8,500	$2,121	$170	$—	$10,791	1.5 to 10	$1,859	$1,371
Contact One	1,500	1,000	220	65	2,785	3 to 10	529	164
WIPC	29,400	15,400	2,650	1,160	48,610	1.5 to 15	6,768	3,420
Unisfair	2,700	8,000	—	260	10,960	3 to 10	1,606	1,889
TFCC	13,600	2,250	690	710	17,250	5 to 15	2,212	1,791
POSTcti	1,767	1,445	37	610	3,859	3 to 10	736	722

	$71,267	$34,516	$4,217	$3,365	$113,365		$21,583	$9,357